                                                                                                 EXECUTION COPY
                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated as of February 27,  2006,  between  Residential  Funding
Corporation,  a Delaware  corporation  ("RFC")  and  Residential  Asset  Mortgage  Products,  Inc.,  a Delaware
corporation (the "Company").

                                                   Recitals

A.      RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers  pursuant to which such seller/servicers sell mortgage loans to RFC.

B.      The Company wishes to purchase from RFC certain  Mortgage  Loans (as  hereinafter  defined)  originated pursuant to the Seller Contracts.

C.      The Company,  RFC, as master servicer,  and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"),  are entering into a Pooling and Servicing Agreement dated as of
February 1, 2006 (the  "Pooling  and  Servicing  Agreement"),  pursuant to which the Trust will issue  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ1 (the  "Certificates")  consisting of fifteen classes
designated  as  Class A-1,   Class A-2,  Class A-3,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,
Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB,  Class R-I and  Class R-II,  representing  beneficial ownership  interests  in a trust  fund  consisting  primarily  of a pool of fixed and  adjustable  rate one- to four-family  mortgage  loans  identified on Exhibit F to the Pooling and  Servicing  Agreement  (the  "Mortgage
Loans").

D.      In  connection  with the  purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis portion of the Class R-I and Class R-II Certificates (the "Retained Certificates").

E.      In connection with the purchase of the Mortgage Loans and the issuance of the Certificates,  RFC wishes to make certain representations and warranties to the Company.

F.      The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

        NOW  THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein  shall have the meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the  Company  without recourse  all of its right,  title and  interest in and to the  Mortgage  Loans,  including  all  interest  and principal  received on or with  respect to the Mortgage  Loans after the Cut-off  Date (other than  payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date).  In  consideration  of such assignment,  RFC  will  receive  from  the  Company,  in  immediately  available  funds,  an  amount  equal  to
$476,746,593.75,  including accrued interest, and the Retained Certificates. In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage Loan endorsed the related  Mortgage Note
(other than any Destroyed  Mortgage  Note,  as defined in the  following  sentence) to the order of the Trustee and delivered an assignment of mortgage in recordable  form to the Trustee or its agent.  A Destroyed  Mortgage
Note means a Mortgage Note the original of which was permanently lost or destroyed.

               The  Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Section 2  shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a  pledge  of the  Mortgage  Loans  by RFC to the  Company  to  secure  a debt  or  other  obligation  of  RFC.
Nonetheless,  (a) this Agreement is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial Code of any
other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be a grant by RFC to the  Company  of a security  interest  in all of RFC's  right  (including  the power to convey  title thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans, including the Mortgage  Notes,  the Mortgages,  any related  insurance  policies and all other documents in the related  Mortgage Files,  (B) all amounts  payable  pursuant to the Mortgage Loans in accordance with the terms thereof  and  (C) any and all  general  intangibles  consisting  of,  arising  from or  relating  to any of the foregoing,  and all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into  cash, instruments,  securities or other property,  including,  without limitation, all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments, securities  or other  property;  (c) the  possession  by the Trustee,  the  Custodian or any other agent of the
Trustee  of  Mortgage  Notes  or such  other  items of  property  as  constitute  instruments,  money,  payment intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated  securities or chattel paper shall be deemed to be "possession  by the secured  party", or  possession  by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any
other applicable  jurisdiction  (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof); and
(d) notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from
persons  holding  such  property,   shall  be  deemed   notifications  to,  or  acknowledgments,   receipts  or
confirmations  from,  financial  intermediaries,  bailees  or agents (as  applicable)  of the  Trustee  for the purpose of perfecting such security  interest under  applicable  law. RFC shall, to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest  in the  Mortgage  Loans and the other  property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any jurisdiction  to perfect the Company's  security  interest in or lien on the Mortgage Loans  including  without limitation (x)  continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company,  (2) any change of location of the place of business,  state of formation or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the  execution  and  delivery  hereof,  the  Company  hereby  assigns to RFC without recourse  all  of  its  right,  title  and  interest  in  and  to the  Retained  Certificates  as  part  of the consideration payable to RFC by the Company pursuant to this Agreement.

4.      RFC  represents  and  warrants to the Company  that on the date of  execution  hereof (or, if otherwise specified below, as of the date so specified):

               (a)    The  information  set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all  material  respects as of the date or dates  respecting  which such  information  is furnished;

               (b)    Each Mortgage Loan constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the
        Code and Treasury Regulations Section 1.860G-2(a)(1);

               (c)    Immediately  prior to the conveyance of the Mortgage  Loans to the Company,  RFC had good title  to,  and was the sole  owner  of,  each  Mortgage  Loan  free and  clear  of any  pledge,  lien, encumbrance or security  interest  (other than rights to servicing and related  compensation)  and such conveyance  validly  transfers  ownership  of the  Mortgage  Loans to the Company free and clear of any pledge, lien, encumbrance or security interest;

               (d)    Each Mortgage Note  constitutes  a legal,  valid and binding  obligation of the Mortgagor enforceable in accordance  with its terms except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights;

               (e)    To the best of RFC's  knowledge  as of the Cut-off  Date,  there is no  default,  breach, violation or event of  acceleration  existing  under the terms of any Mortgage  Note or Mortgage and no event  which,  with notice and  expiration  of any grace or cure  period,  would  constitute a default, breach,  violation or event of  acceleration  under the terms of any Mortgage Note or Mortgage,  and no such default,  breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

               (f)    As of the Cut-off  Date,  none of the Mortgage  Loans are 30 days or more  delinquent  in payment of principal and interest;

               (g)    None of the Mortgage Loans are buydown Mortgage Loans;

               (h)    To the best of RFC's  knowledge,  there is no delinquent  tax or assessment  lien against any related Mortgaged Property;

               (i)    No Mortgagor  has any valid right of offset,  defense or  counterclaim  as to the related
        Mortgage Note or Mortgage, except as may be provided under the Relief Act;

               (j)    No Mortgage  Loan  provides  for payments  that are subject to  reduction by  withholding taxes levied by any foreign (non-United States) sovereign government;

               (k)    (1) The proceeds of each Mortgage  Loan have been fully  disbursed and (2) to the best of
        Seller's  knowledge,  there  is  no  requirement  for  future  advances  thereunder  and  any  and  all requirements as to completion of any on-site or off-site  improvements  and as to  disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses incurred in making,  closing or recording the Mortgage Loans were paid;

               (l)    To the  best of RFC's  knowledge,  with  respect  to each  Mortgage  Loan,  there  are no mechanics'  liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal  with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy;

               (m)    With respect to each Mortgage  Loan, a policy of title  insurance was effective as of the closing of each Mortgage Loan, is valid and binding,  and remains in full force and effect,  unless the
        Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided;

               (n)    To the best of RFC's  knowledge,  each  Mortgaged  Property is free of damage and in good repair  and no notice of  condemnation  has been given with  respect  thereto  and RFC knows of nothing involving any Mortgaged  Property that could reasonably be expected to materially  adversely affect the value or marketability of any Mortgaged Property;

               (o)    Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies  of the holder  adequate  to realize  the  benefits  of the  security  against  the  Mortgaged
        Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's sale, or (ii)
        by  judicial  foreclosure  or,  if  applicable,  non-judicial  foreclosure,  and to the  best of  RFC's knowledge,  there is no homestead or other  exemption  available to the Mortgagor that would  interfere with  such  right  to sell at a  trustee's  sale or  right  to  foreclosure,  subject  in each  case to applicable  federal and state laws and  judicial  precedents  with respect to  bankruptcy  and right of redemption;

               (p)    To the best of RFC's  knowledge,  with respect to each  Mortgage that is a deed of trust, a trustee duly  qualified  under  applicable  law to serve as such is properly  named,  designated  and serving,  and except in  connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

               (q)    If the  improvements  securing  a  Mortgage  Loan are  located  in a  federal  designated special flood hazard area,  flood  insurance in the amount required under the Program Guide covers such
        Mortgaged  Property  (either by coverage under the federal flood insurance  program or by coverage from private insurers);

               (r)    With  respect  to  each  Mortgage  Loan,  any  appraisal  made  in  connection  with  the origination  of the Mortgage  Loan was made by an appraiser  who meets the minimum  qualifications  for appraisers as specified in the Program Guide;

               (s)    Each Mortgage Loan is covered by a standard hazard insurance policy;

               (t)    To the best of RFC's knowledge,  any escrow arrangements  established with respect to any
        Mortgage  Loan  are in  compliance  with  all  applicable  local,  state  and  federal  laws and are in compliance with the terms of the related Mortgage Note;

               (u)    No Mortgage  Loan was  originated  on or after  October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

               (v)    As of the Cut-off  Date,  none of the Mortgage  Loans are secured by a leasehold  estate.
        If any of the  Mortgage  Loans are  secured by a leasehold  interest,  with  respect to each  leasehold interest:  the use of leasehold estates for residential  properties is an accepted practice in the area where the related  Mortgaged  Property  is located;  residential  property in such area  consisting  of leasehold estates is readily marketable;  the lease is recorded and no party is in any way in breach of any provision of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which the  leasehold  could be terminated or subject to any charge or penalty;
        and the remaining  term of the lease does not terminate  less than ten years after the maturity date of such Mortgage Loan;

               (w)    Each Mortgage Loan as of the time of its  origination  complied in all material  respects with all  applicable  local,  state and federal  laws,  including,  but not limited to, all  applicable predatory lending laws;

               (x)    None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection Act of 1994. None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of the loan, are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes greater  restrictions  or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

               (y)    To the best of RFC's  knowledge,  the  Subservicer  for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner;

               (z)    None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single premium credit insurance policies;

               (aa)   No loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the then current Standard & Poor's LEVELS(R)Glossary which is now Version 5.6c Revised,  Appendix E)
        (attached hereto as Exhibit A));  provided that no  representation  and warranty is made in this clause
        (aa) with respect to any Mortgage Loan secured by a Mortgaged  Property located in the States of Kansas or West Virginia;  and provided further that no Qualified Substitute Mortgage Loan shall be a High Cost
        Loan or Covered  Loan (as such terms are defined in Appendix E of the  Standard & Poor's  Glossary  For
        File  Format For LEVELS(R)in effect on the date of  substitution,  with such  exceptions  thereto as the
        Company and Standard & Poor's may reasonably agree);

               (bb)   No Mortgage  Property  consists of a mobile home or a  manufactured  housing unit that is not permanently affixed to its foundation;

               (cc)   The  proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for future advances thereunder;

               (dd)   With respect to each  Mortgage  Loan,  either (i) each Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee  thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

               (ee)   No Mortgage Loan has a prepayment  penalty term that extends  beyond five years after the date of origination;

               (ff)   No Mortgage Loan provides for deferred interest or negative amortization; and

               (gg)   Each Mortgage  Loan listed on the attached  Exhibit B has an original term to maturity of
360 months and an original amortization term of 480 months.

        Upon  discovery  by RFC or upon notice  from the  Company or the  Trustee of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the occurrence of a Repurchase  Event as described in Section 5  below,  which  materially and adversely  affects the interests of any holders of the
Certificates  or the Company in such Mortgage Loan (notice of which breach or occurrence  shall be given to the
Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice thereof,  either cure such breach or Repurchase Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such Mortgage
Loan from the  Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such
Mortgage Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the  limitations set forth in  Section 2.04  of the Pooling and Servicing  Agreement.  If
the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or substitute a
Mortgage Loan  pursuant to this  Section 4 was the  representation  set forth in clause (w) of this  Section 4, then RFC shall pay to the Trust  Fund,  concurrently  with and in  addition  to the  remedies  provided  in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to each Mortgage Loan, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date  hereof,  the related  Mortgage was not a valid first lien on the related
Mortgaged  Property  subject  only to (i) the  lien of real  property  taxes  and  assessments  not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the  Program  Guide and (iii) other  matters to which like  properties  are  commonly  subject  which do not materially  adversely  affect  the value,  use,  enjoyment  or  marketability  of the  Mortgaged  Property.  In addition,  with respect to any Mortgage  Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such Mortgage Loan subsequently  is in default and the  enforcement  thereof or of the related  Mortgage is  materially  adversely affected by the absence of the original  Mortgage  Note, a  Repurchase  Event shall be deemed to have  occurred and RFC will be  obligated  to  repurchase  or  substitute  for such  Mortgage  Loan in the manner set forth in
Section 4 above.

6.      RFC hereby  represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax  basis in each  Mortgage  Loan as of the  Closing  Date is  equal to or  greater  than  100% of the  Stated
Principal Balance thereof.

7.      This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto  and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.      RFC, as master servicer under the Pooling and Servicing  Agreement (the "Master  Servicer"),  shall not waive (or permit a  sub-servicer  to waive) any prepayment  charge on a Mortgage Loan (a  "Prepayment  Charge")
unless:  (i) the  enforceability  thereof  shall  have been  limited  by  bankruptcy,  insolvency,  moratorium, receivership and other similar laws relating to creditors'  rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal  agency  has  threatened  legal  action if the  Prepayment  Charge is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration in connection with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar
Mortgage  Loans and  relates to a default or a  reasonably  foreseeable  default and would,  in the  reasonable judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into account the value of such
Prepayment  Charge and the related  Mortgage  Loan.  In no event will the Master  Servicer  waive a  Prepayment
Charge in  connection  with a  refinancing  of a Mortgage Loan that is not related to a default or a reasonably foreseeable  default.  If a Prepayment Charge is waived, but does not meet the standards  described above, then the Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class
SB  Certificates  at the time that the amount prepaid on the related  Mortgage Loan is required to be deposited into the Custodial Account.  Notwithstanding  any other provisions of this Agreement,  any payments made by the
Master  Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                                           [Signature page follows]

        IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:  _____________________________
                                               Name:
                                               Title:

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

                                            By:  _____________________________
                                               Name:
                                               Title:

                                                   EXHIBIT A

                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                      FILE FORMAT FOR LEVELS(R)VERSION 5.6

                                                                 REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss.16a-1-101 et seq.                  Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                             ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------

                                                   EXHIBIT B

                             LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                         OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                                               [SEE ATTACHMENT]